United States of America
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2019
Commission File Number 1-7107
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2019, Louisiana-Pacific Corporation (the “Company”) announced that, effective such date, Alan J. M. Haughie had been appointed Executive Vice President and Chief Financial Officer of the Company. Mr. Haughie succeeds Mike Kinney, who served as the Company’s interim Chief Financial Officer since July 2018.

Mr. Haughie, age 55, previously served as the senior vice president and chief financial officer of ServiceMaster Global Holdings, Inc., a leading provider of essential residential and commercial services, from September 2013 until February 2017, and as an employee of ServiceMaster until his retirement in March 2017. From July 2010 until September 2013, Mr. Haughie served as senior vice president and chief financial officer of Federal-Mogul Corporation, a global supplier of original equipment and aftermarket products for automotive, light commercial, heavy-duty and off-highway vehicles, as well as power generation, aerospace, marine, rail and industrial equipment. From 2005 until June 2010, Mr. Haughie served as vice president, controller and chief accounting officer of Federal-Mogul, having joined Federal-Mogul in 1994.

In connection with his appointment, the Compensation Committee of the Company’s Board of Directors approved Mr. Haughie's annual base salary of $550,000. Mr. Haughie will be entitled to participate in the Company's Management Incentive Plan, with an annual cash bonus target opportunity level of 75 percent of his annual base salary and with the actual payout ranging from 0 to 200 percent, and with an annual equity target opportunity of $800,000. In addition, Mr. Haughie will be eligible to participate in all other employee benefit plans and compensation programs that the Company maintains for its salaried employees and executive officers. The Company expects to enter into a change of control agreement with Mr. Haughie on terms generally consistent with the change of control agreements the Company has entered into with its other executive officers.

Item 7.01    Regulation FD Disclosure.
A press release regarding the CFO succession is attached hereto as Exhibit 99.1, which is incorporated in this Item 7.01 by reference.
The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Louisiana Pacific Corporation on January 14, 2019 regarding the CFO succession.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION
By: /s/ Timothy Mann, Jr.
Date: January 14, 2019	Timothy Mann, Jr. Executive Vice President and General Counsel